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[ING FUNDS LOGO]

                                                                       (g)(1)(i)

April 28, 2006

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio and ING Franklin Income Portfolio, three newly established series of ING Investors Trust, and ING Columbia Small Cap Value II Portfolio and ING UBS U.S. Small Cap Growth Portfolio, two newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 11, 2006.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING American Century Small Cap Value Portfolio to ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs(R) Core Equity Portfolio to ING Goldman Sachs(R) Structured Equity Portfolio, ING JPMorgan Fleming International Portfolio to ING JPMorgan International Portfolio, ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio, ING Salomon Brothers Aggressive Growth Portfolio to ING Legg Mason Partners Aggressive Growth Portfolio, ING Salomon Brothers Large Cap Growth Portfolio to ING Legg Mason Partners Large Cap Growth Portfolio, ING Strategic Allocation Balanced Fund to ING Strategic Allocation Moderate Fund, ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund, ING VP Strategic Allocation Balanced Portfolio to ING VP Strategic Allocation Moderate Portfolio and ING VP Strategic Allocation Income Portfolio to ING VP Strategic Allocation Conservative Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                                  Sincerely,


                                                  /s/ Todd Modic
                                                  ------------------------------
                                                  Todd Modic
                                                  Senior Vice President
                                                  ING Investors Trust
                                                  ING Partners, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ Edward G. McGann
    -------------------------------------
Name: Edward G. McGann
Title: Managing Director, Duly Authorized

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000        ING Investors Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700         ING Partners, Inc.
                                    www.ingfunds.com

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                                AMENDED EXHIBIT A

FUND                                                            EFFECTIVE DATE
----                                                            --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                       May 17, 2004
   ING Corporate Leaders Trust - Series B                       May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                         June 9, 2003
   ING Disciplined LargeCap Fund                                June 9, 2003
   ING Financial Services Fund                                  June 9, 2003
   ING Fundamental Research Fund                             December 28, 2005
   ING LargeCap Growth Fund                                     June 9, 2003
   ING LargeCap Value Fund                                    February 1, 2004
   ING MidCap Opportunities Fund                                June 9, 2003
   ING MidCap Value Choice Fund                               February 1, 2005
   ING MidCap Value Fund                                        June 9, 2003
   ING Opportunistic LargeCap Fund                           December 28, 2005
   ING Principal Protection Fund                                June 2, 2003
   ING Principal Protection Fund II                             June 2, 2003
   ING Principal Protection Fund III                            June 2, 2003
   ING Principal Protection Fund IV                             June 2, 2003
   ING Principal Protection Fund V                              June 2, 2003
   ING Principal Protection Fund VI                             June 2, 2003
   ING Principal Protection Fund VII                            May 1, 2003
   ING Principal Protection Fund VIII                         October 1, 2003
   ING Principal Protection Fund IX                           February 2, 2004
   ING Principal Protection Fund X                              May 3, 2004
   ING Principal Protection Fund XI                           August 16, 2004
   ING Principal Protection Fund XII                         November 15, 2004
   ING Principal Protection Fund XIII                               TBD
   ING Principal Protection Fund XIV                                TBD
   ING Real Estate Fund                                         June 9, 2003
   ING SmallCap Opportunities Fund                              June 9, 2003
   ING SmallCap Value Choice Fund                             February 1, 2005
   ING SmallCap Value Fund                                      June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                               April 7, 2003
   ING GNMA Income Fund                                        April 7, 2003
   ING High Yield Bond Fund                                    April 7, 2003
   ING Institutional Prime Money Market Fund                   July 29, 2005
   ING Intermediate Bond Fund                                  April 7, 2003
   ING National Tax-Exempt Bond Fund                           April 7, 2003

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ING GET FUND
   ING GET Fund - Series M                                     July 14, 2003
   ING GET Fund - Series N                                     July 14, 2003
   ING GET Fund - Series P                                     July 14, 2003
   ING GET Fund - Series Q                                     July 14, 2003
   ING GET Fund - Series R                                     July 14, 2003
   ING GET Fund - Series S                                     July 14, 2003
   ING GET Fund - Series T                                     July 14, 2003
   ING GET Fund - Series U                                     July 14, 2003
   ING GET Fund - Series V                                     March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND        March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND             October 27, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                            June 9, 2003

ING INVESTORS TRUST
   ING AllianceBernstein Mid Cap Growth Portfolio             January 6, 2003
   ING American Funds Growth Portfolio                       September 2, 2003
   ING American Funds Growth-Income Portfolio                September 2, 2003
   ING American Funds International Portfolio                September 2, 2003
   ING Capital Guardian Small/Mid Cap Portfolio               January 13, 2003
   ING Capital Guardian U.S. Equities Portfolio               January 13, 2003
   ING Disciplined Small Cap Value Portfolio                   April 28, 2006
   ING Eagle Asset Capital Appreciation Portfolio             January 6, 2003
   ING EquitiesPlus Portfolio                                  April 28, 2006
   ING Evergreen Health Sciences Portfolio                      May 3, 2004
   ING Evergreen Omega Portfolio                                May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                  January 6, 2003
   ING FMR(SM) Earnings Growth Portfolio                       April 29, 2005
   ING FMR(SM) Small Cap Equity Portfolio                      April 28, 2006
   ING Franklin Income Portfolio                               April 28, 2006
   ING Global Real Estate Portfolio                           January 3, 2006
   ING Global Resources Portfolio                             January 13, 2003
   ING Goldman Sachs Tollkeeper(SM) Portfolio                 January 6, 2003
   ING International Portfolio                                January 13, 2003
   ING Janus Contrarian Portfolio                             January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio             January 13, 2003
   ING JPMorgan Small Cap Equity Portfolio                    January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                  April 29, 2005
   ING Julius Baer Foreign Portfolio                          January 13, 2003
   ING Legg Mason Partners All Cap Portfolio                  January 6, 2003
   ING Legg Mason Value Portfolio                             January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                    May 1, 2004

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   ING LifeStyle Growth Portfolio                               May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                      May 1, 2004
   ING LifeStyle Moderate Portfolio                             May 1, 2004
   ING Limited Maturity Bond Portfolio                        January 6, 2003
   ING Liquid Assets Portfolio                                January 6, 2003
   ING Lord Abbett Affiliated Portfolio                       January 6, 2003
   ING MarketPro Portfolio                                     August 1, 2005
   ING MarketStyle Growth Portfolio                            August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                   August 1, 2005
   ING MarketStyle Moderate Portfolio                          August 1, 2005
   ING Marsico Growth Portfolio                               January 13, 2003
   ING Marsico International Opportunities Portfolio           April 29, 2005
   ING Mercury Large Cap Growth Portfolio                     January 6, 2003
   ING Mercury Large Cap Value Portfolio                      January 6, 2003
   ING MFS Mid Cap Growth Portfolio                           January 13, 2003
   ING MFS Total Return Portfolio                             January 13, 2003
   ING MFS Utilities Portfolio                                 April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                   January 13, 2003
   ING PIMCO Core Bond Portfolio                              January 13, 2003
   ING PIMCO High Yield Portfolio                             November 5, 2003
   ING Pioneer Fund Portfolio                                  April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                         April 29, 2005
   ING Stock Index Portfolio                                  November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
   ING Templeton Global Growth Portfolio                      January 13, 2003
   ING UBS U.S. Allocation Portfolio                          January 6, 2003
   ING Van Kampen Equity Growth Portfolio                     January 13, 2003
   ING Van Kampen Global Franchise Portfolio                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                       January 13, 2003
   ING VP Index Plus International Equity Portfolio            July 29, 2005
   ING Wells Fargo Mid Cap Disciplined Portfolio              January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio           November 30, 2005

ING MAYFLOWER TRUST
   ING International Value Fund                               November 3, 2003

ING MUTUAL FUNDS
   ING Diversified International Fund                         December 7, 2005
   ING Emerging Countries Fund                                November 3, 2003
   ING Emerging Markets Fixed Income Fund                     December 7, 2005
   ING Foreign Fund                                             July 1, 2003
   ING Global Equity Dividend Fund                            September 2, 2003
   ING Global Real Estate Fund                                 November 3, 2003

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   ING Global Value Choice Fund                               November 3, 2003
   ING Greater China Fund                                     December 7, 2005
   ING Index Plus International Equity Fund                   December 7, 2005
   ING International Capital Appreciation Fund                December 7, 2005
   ING International Fund                                     November 3, 2003
   ING International Real Estate Fund                        February 28, 2006
   ING International SmallCap Fund                            November 3, 2003
   ING International Value Choice Fund                        February 1, 2005
   ING Precious Metals Fund                                   November 3, 2003
   ING Russia Fund                                            November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio         January 10, 2005
   ING American Century Select Portfolio                      January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio         January 10, 2005
   ING Baron Asset Portfolio                                  December 7, 2005
   ING Baron Small Cap Growth Portfolio                       January 10, 2005
   ING Columbia Small Cap Value II Portfolio                   April 28, 2006
   ING Davis Venture Value Portfolio                          January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio                November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                       November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                      November 15, 2004
   ING Fundamental Research Portfolio                         January 10, 2005
   ING Goldman Sachs(R) Capital Growth Portfolio              January 10, 2005
   ING Goldman Sachs(R) Structured Equity Portfolio           January 10, 2005
   ING JPMorgan International Portfolio                       January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                       January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio        January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio         January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio       December 7, 2005
   ING MFS Capital Opportunities Portfolio                    January 10, 2005
   ING Neuberger Berman Partners Portfolio                    December 7, 2005
   ING Neuberger Berman Regency Portfolio                     December 7, 2005
   ING OpCap Balanced Value Portfolio                         January 10, 2005
   ING Oppenheimer Global Portfolio                           January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                 January 10, 2005
   ING PIMCO Total Return Portfolio                           January 10, 2005
   ING Pioneer High Yield Portfolio                           December 7, 2005
   ING Solution 2015 Portfolio                                 April 29, 2005
   ING Solution 2025 Portfolio                                 April 29, 2005
   ING Solution 2035 Portfolio                                 April 29, 2005
   ING Solution 2045 Portfolio                                 April 29, 2005
   ING Solution Income Portfolio                               April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio     January 10, 2005

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   ING T. Rowe Price Growth Equity Portfolio                   January 10, 2005
   ING Templeton Foreign Equity Portfolio                     November 30, 2005
   ING UBS U.S. Large Cap Equity Portfolio                     January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                      April 28, 2006
   ING Van Kampen Comstock Portfolio                           January 10, 2005
   ING Van Kampen Equity and Income Portfolio                  January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                      June 2, 2003
   ING 130/30 Fundamental Research Fund                        April 11, 2006
   ING Aeltus Money Market Fund                                 June 2, 2003
   ING Balanced Fund                                            June 2, 2003
   ING Classic Index Plus Fund                                  June 2, 2003
   ING Equity Income Fund                                       June 9, 2003
   ING Global Science and Technology Fund                       June 2, 2003
   ING Growth Fund                                              June 9, 2003
   ING Index Plus LargeCap Fund                                 June 9, 2003
   ING Index Plus MidCap Fund                                   June 9, 2003
   ING Index Plus SmallCap Fund                                 June 9, 2003
   ING International Growth Fund                              November 3, 2003
   ING Small Company Fund                                       June 9, 2003
   ING Strategic Allocation Conservative Fund                   June 2, 2003
   ING Strategic Allocation Growth Fund                         June 2, 2003
   ING Strategic Allocation Moderate Fund                       June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Conservative Portfolio           July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                 July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio               July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                           July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                    December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                      March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                       June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                    September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                    December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                      March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                       June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                   September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                    December 6, 2005

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   ING GET U.S. Core Portfolio - Series 12                     March 2, 2006
   ING VP Global Equity Dividend Portfolio                    November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio               July 7, 2003
   ING VP Growth Portfolio                                      July 7, 2003
   ING VP Index Plus LargeCap Portfolio                         July 7, 2003
   ING VP Index Plus MidCap Portfolio                           July 7, 2003
   ING VP Index Plus SmallCap Portfolio                         July 7, 2003
   ING VP International Equity Portfolio                      November 3, 2003
   ING VP Small Company Portfolio                               July 7, 2003
   ING VP Value Opportunity Portfolio                           July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                October 6, 2003
   ING VP Financial Services Portfolio                           May 1, 2004
   ING VP High Yield Bond Portfolio                            October 6, 2003
   ING VP International Value Portfolio                        November 3, 2003
   ING VP LargeCap Growth Portfolio                            October 6, 2003
   ING VP MidCap Opportunities Portfolio                       October 6, 2003
   ING VP Real Estate Portfolio                                  May 1, 2004
   ING VP SmallCap Opportunities Portfolio                     October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                              July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                 October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                              October 6, 2003
   The Bond Portfolio                                          October 6, 2003
   The Money Market Portfolio                                  October 6, 2003
   The Stock Portfolio                                         October 6, 2003